UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2014

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

(972) 387-3562

(Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2014, the Board of Directors (the “Board”) of Tuesday Morning Corporation (the “Company”), upon recommendation of the Nominating and Governance Committee of the Board, elected Frank M. Hamlin and Sherry M. Smith  to serve as independent directors of the Company, effective April 29, 2014.  Mr. Hamlin and Ms. Smith were elected to serve until their terms expire at the Company’s next annual meeting of stockholders to be held in 2014 and until their successors are duly elected and qualified, or until their earlier death, resignation, retirement or removal.  Mr. Hamlin will serve on the Nominating and Governance Committee.  Ms. Smith will serve on the Audit Committee and the Compensation Committee.  There are no understandings or arrangements between the new directors and any other person pursuant to which new directors were selected to serve as a director of the Company and there are no reportable transactions under Item 404(a) of Regulation S-K.  In conjunction with the appointment of Mr. Hamlin and Ms. Smith to the Board, they will each be awarded shares of restricted stock valued at $70,000 on the date of grant.

Mr. Hamlin and Ms. Smith will receive compensation for their service on the Board in accordance with the Company’s standard compensatory arrangements for independent directors.  These arrangements include an annual cash retainer in the amount of $50,000 and an annual restricted stock award valued at $70,000.  As a member of the Nominating and Governance Committee, Mr. Hamlin will receive an annual cash retainer in the amount of $5,000.  As a member of the Audit Committee and the Compensation Committee, Ms. Smith will receive annual cash retainers in the amount of $10,000 and $7,500, respectively.  In addition, Mr. Hamlin and Ms. Smith will be reimbursed for their out-of-pocket expenses incurred in attending Board meetings and will receive the standard 20% discount on merchandise purchases provided to all of the Company’s employees.

Item 7.01.  Regulation FD Disclosure.

On April 29, 2014, the Company issued a press release announcing the appointment of Frank M. Hamlin and Sherry M. Smith as independent directors of the Company.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 — “Regulation FD Disclosure” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Tuesday Morning Corporation dated April 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: April 29, 2014	By:	/s/ Meredith W. Bjorck
Meredith W. Bjorck
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Tuesday Morning Corporation dated April 29, 2014